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MORTGAGE

                       ADVANTUS MORTGAGE SECURITIES FUND
            SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2002

[GRAPHIC]

[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

FIXED INCOME

CUT DOWN PAPERWORK, NOT TREES.
Advantus now offers e-delivery of prospectuses, annual and semi-annual reports. To find out more, call Advantus Shareholder Services at (800) 665-6005.

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ADVANTUS MORTGAGE SECURITIES FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                              2

INVESTMENTS IN
SECURITIES                                      9

STATEMENT OF ASSETS
AND LIABILITIES                                13

STATEMENT OF
OPERATIONS                                     14

STATEMENTS OF CHANGES
IN NET ASSETS                                  15

NOTES TO FINANCIAL
STATEMENTS                                     16

DIRECTORS AND
EXECUTIVE OFFICERS                             22

SHAREHOLDER SERVICES                           24

[PHOTO OF WILLIAM N. WESTHOFF]

LETTER FROM THE PRESIDENT

Dear Shareholder:

The economic recovery is well underway, which was no small task in light of nearly two years of slowing economic growth, a series of major corrections in the stock market and the September 11 attacks on America, which devastated the already ailing economy and stock market. We feel that the economy is improving, largely due to hand-in-glove monetary and fiscal strategies.

MONETARY POLICY: THE FEDERAL RESERVE'S AGGRESSIVE ACTIONS. In 2001, the Fed dropped its fed funds rate by 475 basis points (4.75%). The U.S. hadn't seen rates this low since the early 1950s. The Fed has met twice in 2002 and has not yet changed the fed funds rate. At the January 30 meeting, the Fed had a bias toward weakness. At the March 19 meeting, they changed to a neutral bias. Clearly, they believe things are looking up.

FISCAL POLICY: CONGRESSIONAL ACTIONS. In March, Congress approved more than $70 billion to further fund our country's fiscal initiatives. Although this was less than half of the amount originally sought, it will provide a significant boost to the overall economy. These fiscal policies included:

-    Social programs to help Americans

- Aiding in the unprecedented search for victims and clear the World Trade Center complex in New York City

-    Setting up the national network needed for Homeland Security

-    Increasing defense spending, substantially

Business spending (goods and inventories) continued to decline in the second half of 2001, following a trend started in the previous year. The business economy has retooled since September 11. Late in fourth quarter 2001, we saw companies drawing down inventories to low levels. The good news is that this has led to some production increases to rebuild inventory in the first quarter 2002. Companies are still cautious in their capital spending. We've come a long way in the past six months, and we believe all signs point to continued progress.

Market cycles and economic signs point to an equity market recovery. Remember that valuations are key, and companies need to generate sustainable profits to court potential investors. As investors' confidence returns to the equity market, the debt market will likely ratchet down. We believe equities will outperform bonds, and bonds will outperform cash.

As the economy gathers momentum in the second half of the year, we expect upward pressure on interest rates, particularly the short maturities. We also expect that since the Federal Reserve has shifted to a neutral bias, it will later move towards a more restrictive posture. Keep in mind that each Federal Reserve action takes about 13 months to work through the economy, and we had 10 Fed actions in 2001. All in all, we believe that economic recovery is underway.

This reporting period was an extremely difficult period for our nation and for our markets, and history will record it as such. We believe the investment landscape is steadily improving, so keep focused on your investment objectives and think long term. Long-term investors are rewarded for their discipline and patience.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds
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ADVANTUS MORTGAGE SECURITIES FUND

PERFORMANCE

The performance of the Fund for the six month period ended March 31, 2002 was as follows for the three classes of shares currently outstanding:

CLASS A                                        .51 PERCENT*
CLASS B                                        .14 PERCENT*
CLASS C                                        .14 PERCENT*

The Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index**, returned 1.06 percent for the same period.

PERFORMANCE ANALYSIS

As all fixed income investors can clearly see - interest rates remain historically low, but have made a cyclical bounce up off the generation lows reached shortly after the terrorist attacks of September 11, 2001. Intermediate rate levels are up almost 1.00 percent in the last six months and the mortgage market was the standout sector outscoring all other fixed income sectors.

The relentless rally the mortgage market endured throughout most of 2001 came to an abrupt end early in the third quarter of 2001. Aggressive fiscal and monetary activities were enough to convince investors that the appropriate game plan had been developed to rehabilitate the economy. That being said, money market securities still yield less than 2.00 percent and mortgage yields are back above
6.00 percent gross.

The combination of a low interest rate environment and strong appreciation on housing not only increased standard rate-saving refinancing opportunities throughout the year, but also promoted an active cash-out refinancing market late in the year. These events unleashed a powerful refinancing wave of a size not seen since 1998. Prepayments across all types of residential and commercial mortgage securities have been stronger than anticipated, but obviously more problematic for some securities than others. Given the timing delays between the date an individual locks in a refinancing and actually closes on the new loan, most of the principal cash flows did not actually start to arrive until late 2001 and continued to flow early in 2002.

More importantly, the timing difference and ensuing rise in rates has helped offset some of the effects of higher prepayments in so far as the cash flow can now be reinvested at higher rates. On the other hand, short-term prepayment speeds exceeded all model forecasts and increased dividend volatility. Ultimately, with rates returning to higher levels, prepayment levels should begin to subside and return to more stable and predictable levels. This refinancing window will be remembered as intense, but short-lived as current mortgage rates have moved back above 7.00 percent, which in turn leaves over 70 percent of the residential mortgage market out of the refinancing picture.

Pricing prepayment risk can at times be as much an art as it is a science and did

[SIDENOTE]
PERFORMANCE UPDATE

[PHOTO OF KENT WEBER]

KENT WEBER, CFA
PORTFOLIO MANAGER

The Advantus Mortgage Securities Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk. The Fund hopes to achieve its income objective by investing primarily in a diversified portfolio of mortgage-related securities.

The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

-    Dividends declared daily and paid monthly.

-    Capital gains distributions paid annually.

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become a major issue for some sectors of the mortgage market during the last six-month. This need for repricing was most pronounced for the higher coupon sectors of the agency mortgage market where short-term prepayment levels greatly exceeded most forecasts. Your fund was underweight these sectors of the agency market for most of the year. We emphasized broad diversification, active management and a migration to less prepayment sensitive securities as a means to improve returns and stabilized prepayment volatility relative to the overall market. Prepayments will always remain a systemic risk embedded in the market that we need to embrace, fundamentally evaluate and look forward to actively managing. We believe you deserve to have access to the best investment opportunities within the whole modern mortgage market regardless of what sector they reside in.

By the time interest rates had bottomed, the whole residential mortgage market had become extremely undervalued and very attractive. This was especially true for current coupon sectors of the mortgage markets. During the reporting period, we did increase our ownership of current coupon agency pass-throughs and seasoned whole loan securities. We kept our duration in line to slightly short that of our Index. During this period, the duration on the Lehman Mortgage Index has moved from a low of 2 years to a high of 3.5 years. A combination of high interest rate volatility and a recycling of higher coupon mortgages for lower coupon mortgages (which naturally carry longer expected maturities) caused most of the movement in the Index's duration.

The structural and legal nature of the mortgage backed securities markets are unique from many other types of fixed income investments. It's rare for the mortgage market to experience the types of business event risks being seen in the corporate bond market today. Credit volatility among prime credit quality borrowers and general-purpose commercial property types remains low and the general credit conditions in these mortgage sectors remain relatively stable. Nevertheless, we are closely monitoring demand side signs of overvaluation in the real estate market and continue to focus our efforts in the seasoned securities market. Upgrades continue to far exceed downgrades although the pace of change is slowing. Sub-prime sectors of the real estate asset backed securities (ABS) market have experienced a lot more volatility and underwent major repricing and now offer some selective opportunities among the higher credit quality classes. We have selectively increased our real estate related ABS holdings to 7.50 percent from 3.00 percent. As for commercial real estate, there are growing signs of weakness as evidenced by raising delinquency levels which do merit close attention, but so far these trends are not wide spread and are contained to specific pockets of the country and to specific property types.

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OUTLOOK

Consumers continue to play their role of "spender" courageously and remain the most valuable players in the economic game. We feel that the economy is gaining momentum and will clearly make its way forward as the year progresses. Nevertheless, we expect the fundamentals of the ensuing recovery will likely take the economic team longer to return to its championship caliber of play. Combine slow business investment spending with low inflation and we believe that coach Greenspan has the starting line-up he needs to hold short-term rates low until the second half of the year. We feel that the markets have already begun the process of defending against the pending moves of Greenspan, who will ultimately begin to move his short term rates back up toward neutral as soon as the economy appears to be fully healed.

We believe that these are ideal playing conditions for mortgage investors - slowing prepayments, decreasing supply, steep yield curve, high yields, solid credit quality, intermediate duration, and lower rate volatility. Given this background, we expect mortgages should maintain a leading role in most fixed income investor's starting line up. Your returns during the rest of 2002 are like to be driven first by income and second by appreciation that comes from yield premiums on mortgages tightening versus the type of appreciation driven by lower rates. Going forward, we plan to keep our duration level fairly close to home between +5 and -5 percent of its Index. We believe that your Fund is constructed on solid foundations and built to endure the challenges of the financial markets as well as participate in its opportunities. We thank you for your business and look forward to helping your clients meets their investment goals of financial independence.

[SIDENOTE]

* Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

** The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

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             COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND,
                LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX
                            AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1992 through March 31, 2002. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through March 31, 2002.

                                     CLASS A

[CHART]


SEC AVERAGE ANNUAL TOTAL RETURN:

CLASS A:
  ONE YEAR                1.66%
  FIVE YEAR               7.02%
  TEN YEAR                6.92%


                            LEHMAN BROTHERS
               CLASS A      MORTAGE-BACKED SECURITIES INDEX   CPI
3/31/1992       $9,552      $10,000                           $10,000
9/30/1992      $10,355      $10,712                           $10,129
9/30/1993      $11,257      $11,423                           $10,402
9/30/1994      $10,846      $11,273                           $10,761
9/30/1995      $12,314      $12,797                           $10,998
9/30/1996      $12,908      $13,540                           $11,328
9/30/1997      $14,246      $14,898                           $11,579
9/30/1998      $15,490      $16,184                           $11,744
9/30/1999      $15,841      $16,549                           $12,053
9/30/2000      $17,059      $17,780                           $12,462
9/30/2001      $19,431      $19,973                           $12,793
3/31/2002      $19,531      $20,185                           $12,821



                                     CLASS B

[CHART]

SEC AVERAGE ANNUAL TOTAL RETURN:

CLASS B:
  ONE YEAR                                   0.56%
  FIVE YEAR                                  7.00%
  SINCE INCEPTION (8/19/94)                  7.16%

                          LEHMAN BROTHERS
              CLASS B     MORTAGE-BACKED SECURITIES INDEX    CPI
8/19/1994     $10,000     $10,000                            $10,000
9/30/1994      $9,928      $9,874                            $10,067
9/30/1995     $11,192     $11,209                            $10,289
9/30/1996     $11,647     $11,859                            $10,598
9/30/1997     $12,771     $13,049                            $10,833
9/30/1998     $13,783     $14,175                            $10,987
9/30/1999     $13,990     $14,495                            $11,276
9/30/2000     $14,955     $15,573                            $11,659
9/30/2001     $16,906     $17,494                            $11,968
3/31/2002     $16,930     $17,680                            $11,995

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                                     CLASS C

[CHART]


SEC AVERAGE ANNUAL TOTAL RETURN:

CLASS C:
  ONE YEAR                                 5.66%
  FIVE YEAR                                7.21%
  SINCE INCEPTION (3/1/95)                 7.16%


                          LEHMAN BROTHERS
              CLASS C     MORTAGE-BACKED SECURITIES INDEX    CPI
 3/1/1995     $10,000     $10,000                            $10,000
9/30/1995     $10,791     $10,793                            $10,146
9/30/1996     $11,230     $11,419                            $10,450
9/30/1997     $12,314     $12,565                            $10,682
9/30/1998     $13,290     $13,649                            $10,834
9/30/1999     $13,489     $13,957                            $11,119
9/30/2000     $14,419     $14,995                            $11,497
9/30/2001     $16,301     $16,845                            $11,801
3/31/2002     $16,324     $17,024                            $11,828


The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

[CHART]


PRUDENT SECTOR DIVERSIFICATION
Cash and Other Assets/Liabilities                                     3.8%
FNMA                                                                 17.0%
GNMA                                                                 10.5%
Vendee Mortgage Trust                                                 1.6%
Non-Agency Subprime Residential MBS                                   0.7%
Non-Agency Prime Residential MBS                                     43.3%
Non-Agency Commercial MBS                                            21.9%
Other Agency Obligations                                              1.2%


[CHART]


SOLID LIQUIDITY
Cash and Other Assets/Liabilities                                     3.8%
Liquid 144A Issues                                                   16.1%
Illiquid 144A Issues and Other
Private Placement Illiquid Issues                                     4.4%
Public Issues                                                        75.7%


[CHART]


HIGH QUALITY ASSETS
Cash and Other Assets/Liabilities                                     3.8%
AAA Rated                                                            47.0%
AA Rated                                                             22.1%
A Rated                                                               7.5%
BBB Rated                                                            17.6%
BB Rated                                                              1.3%
D Rated                                                               0.7%

TEN LARGEST BOND HOLDINGS

                                                             MARKET        % OF BOND
SECURITY DESCRIPTION                                         VALUE          PORTFOLIO
--------------------                                      -----------      ----------
Federal National Mortgage
  Association - 6.500%, 03/01/32                          $ 2,445,343           3.1%
Government National Mortgage
  Association - 7.000%, 09/15/31                            2,144,740           2.8%
Bear Stearns Mortgage
  Securities, Inc. - 6.750%, 04/30/30                       2,126,097           2.7%
Countrywide Funding
  Corporation - 7.000%, 06/25/24                            2,043,812           2.6%
Paine Webber Mortgage Acceptance
  Corporation - 144A Issue - 7.655%, 01/02/12               2,024,742           2.6%
Park Avenue Finance Corporation -
  144A Issue - 7.680%, 05/12/07                             1,805,864           2.3%
Federal National Mortgage
  Association - 7.000%, 03/01/32                            1,724,261           2.2%
Residential Accredit Loans, Inc. -
  7.000%, 10/25/27                                          1,640,503           2.1%
Federal National Mortgage
  Association - 6.500%, 12/01/31                            1,443,483           1.9%
Federal National Mortgage
  Association - 7.000%, 02/01/32                            1,424,262           1.8%
                                                          -----------          ----
                                                          $18,823,107          24.1%
                                                          ===========          ====

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ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES
MARCH 31, 2002
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)


                                                                                                          MARKET
PRINCIPAL                                                                       COUPON   MATURITY        VALUE(a)
---------                                                                       ------   --------       ----------
LONG-TERM DEBT SECURITIES (96.2%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (30.3%)
     Federal National Mortgage Association (FNMA) (17.0%)
    $  749,127                                                                   6.500%  02/01/32      $   746,611
     2,450,000                                                                   6.500%  03/01/32        2,445,343
       496,907                                                                   7.000%  02/01/32          506,981
     1,395,962                                                                   7.000%  02/01/32        1,424,262
     1,690,000                                                                   7.000%  03/01/32        1,724,261
       250,000   (g)                                                             6.500%  04/01/17          254,140
       566,170                                                                   6.500%  10/01/28          565,480
       172,504                                                                   6.500%  05/01/31          171,943
     1,448,188                                                                   6.500%  12/01/31        1,443,483
       647,674                                                                   6.500%  02/01/32          645,570
       496,873                                                                   6.500%  02/01/32          495,259
       200,000                                                                   6.500%  03/01/32          199,328
       381,745                                                                   7.000%  02/01/29          389,768
       938,770                                                                   7.000%  06/01/31          957,813
       833,260                                                                   7.000%  07/01/31          850,163
       436,977                                                                   7.000%  09/01/31          445,841
       490,186                                                                   7.000%  11/01/31          500,130
                                                                                                       -----------
                                                                                                        13,766,376
                                                                                                       -----------
       Government National Mortgage Association (GNMA) (10.5%)
       370,547                                                                   6.500%  11/15/28          370,439
       929,175                                                                   6.500%  03/15/29          928,317
       283,007                                                                   6.500%  03/15/29          282,746
       715,914                                                                   6.500%  03/15/29          715,253
       394,896                                                                   6.500%  09/15/31          394,161
       500,000                                                                   6.500%  10/15/31          499,070
       749,271                                                                   6.500%  01/15/32          747,895
       251,681                                                                   7.000%  03/15/29          256,909
       256,191                                                                   7.000%  04/15/29          261,512
       361,067                                                                   7.000%  07/15/31          368,566
     2,101,100                                                                   7.000%  09/15/31        2,144,740
       807,374                                                                   7.875%  05/15/17          846,330
             -   (e)                                                             8.900%  07/16/40          679,441
                                                                                                       -----------
                                                                                                         8,495,379
                                                                                                       -----------
       Other Agency Obligations (1.2%)
       171,068   Collateralized Mortgage Trust                                   5.000%  07/01/18          167,746
       764,000   Pleasant Hill California                                        7.950%  09/20/15          804,248
                                                                                                       -----------
                                                                                                           971,994
                                                                                                       -----------
       Vendee Mortgage Trust (1.6%)
       829,355   U.S. Department of Veteran Affairs (c)                          7.210%  02/15/25          860,663


              See accompanying notes to investments in securities.


                                                                                                          MARKET
PRINCIPAL                                                                       COUPON   MATURITY        VALUE(a)
---------                                                                       ------   --------       ----------
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
    $  427,069   U.S. Department of Veteran Affairs (c)                          7.793%  02/15/25      $   441,298
                                                                                                       -----------
                                                                                                         1,301,961
                                                                                                       -----------
                 Total U.S. government and agencies obligations
                 (cost: $24,604,071)                                                                    24,535,710
                                                                                                       -----------
   OTHER MORTGAGE-BACKED SECURITIES (65.9%)
     Non-Agency Commercial Mortgage-Backed Securities (21.9%)
       392,478   Advanta Mortgage Loan Trust                                     7.750%  03/25/22          398,626
             -   Asset Securitization Corporation (e)                            8.300%  04/14/29          939,624
             -   Asset Securitization Corporation (e)                            8.250%  08/13/29        1,154,280
             -   Asset Securitization Corporation-
                 144A Issue (e)(f)                                               8.250%  10/13/26          880,770
       750,000   Associates Manufactured Housing                                 6.900%  06/15/27          764,469
       800,000   BankAmerica Manufactured Housing Contract                       7.800%  10/10/26          805,774
       500,000   Covenant Retirement Community                                   6.750%  06/01/04          511,930
       750,000   Covenant Retirement Community                                   7.000%  06/01/06          762,791
     1,350,000   Fortress CBO Investments I Limited-
                 144A Issue (b)(d)                                               7.850%  07/25/09        1,391,661
     1,100,000   Lehman ABS Manufactured Housing                                 5.873%  05/15/22        1,057,354
       623,599   Metropolitan Asset Funding, Inc.-144A Issue (f)                 6.980%  05/20/12          634,973
     1,194,583   Mid-State Trust                                                 7.340%  07/01/35        1,229,462
     1,099,016   Mid-State Trust                                                 7.790%  07/01/35        1,099,549
     1,000,000   Nomura Asset Securities Corporation                             6.893%  04/13/36        1,067,036
       207,683   Park Avenue Finance Corporation-144A Issue (f)                  7.580%  05/12/07          220,406
     1,700,000   Park Avenue Finance Corporation-144A Issue (f)                  7.680%  05/12/07        1,805,864
     1,144,959   Securitized Asset Sales, Inc.-144A Issue (f)                    6.795%  11/28/23        1,141,008
       613,041   Structured Multiple Asset Receivable-
                 144A Issue (d)                                                  7.800%  07/25/11          642,413
     1,250,000   Structured Multiple Asset Receivable-
                 144A Issue (f)                                                  8.910%  06/25/14        1,281,204
                                                                                                       -----------
                                                                                                        17,789,194
                                                                                                       -----------
      Non-Agency Prime Residential Mortgage-Backed Securities (43.3%)
     2,125,268   Bear Stearns Mortgage Securities, Inc.                          6.750%  04/30/30        2,126,097
       988,337   Bear Stearns Mortgage Securities, Inc.                          6.750%  04/30/30          982,693
     1,211,226   Bear Stearns Mortgage Securities, Inc.                          6.750%  05/02/30        1,219,499
       645,596   Bear Stearns Mortgage Securities, Inc.                          8.000%  11/25/29          656,093
     1,323,823   Chase Mortgage Finance Corporation                              6.750%  11/25/24        1,332,203
     1,289,953   Chase Mortgage Finance Corporation                              6.750%  02/25/25        1,297,190
       862,987   Chase Mortgage Finance Corporation-
                 144A Issue (f)                                                  6.638%  03/28/25          863,125
       861,757   CitiCorporation Mortgage Securities, Inc.-
                 144A Issue (f)                                                  7.250%  08/25/27          846,737
       427,467   Countrywide Funding Corporation                                 6.500%  03/25/24          425,479
       684,056   Countrywide Funding Corporation                                 6.625%  02/25/24          685,041


              See accompanying notes to investments in securities.

                                                                                                          MARKET
PRINCIPAL                                                                       COUPON   MATURITY        VALUE(a)
---------                                                                       ------   --------       ----------
OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
   $ 2,025,000   Countrywide Funding Corporation                                 7.000%  06/25/24      $ 2,043,812
     1,213,908   Countrywide Funding Corporation                                 7.250%  02/25/28        1,225,525
       465,512   CS First Boston Mortgage Securities Corporation                 6.847%  11/21/02          467,706
     1,034,300   DLJ Mortgage Acceptance Corporation                             6.750%  01/25/24          997,841
       285,438   FBS Mortgage Corporation - 144A Issue (f)                       7.295%  08/25/24          283,197
       308,071   First Union Corporation                                         6.932%  09/25/26          311,752
       348,059   GE Capital Mortgage Services, Inc.                              6.000%  04/25/09          344,662
     1,026,499   GE Capital Mortgage Services, Inc.                              7.000%  03/25/26        1,047,122
       470,087   GE Capital Mortgage Services, Inc.-144A Issue (f)               6.000%  11/25/08          463,619
       456,509   GE Capital Mortgage Services, Inc.-144A Issue (f)               6.500%  01/25/24          441,107
       618,696   General Electric Capital Corporation                            6.750%  09/25/12          610,919
       596,049   GMAC Commercial Mortgage Securities (d)                         5.940%  07/01/13          575,560
     1,000,000   GS Mortgage Securities Corporation II                           6.809%  07/13/30        1,018,106
       357,103   Housing Securities, Inc.                                        7.000%  06/25/23          364,156
       649,678   Norwest Asset Securities Corporation                            6.250%  04/25/14          592,357
       523,670   Norwest Mortgage, Inc.                                          7.500%  12/25/26          522,261
       709,297   Paine Webber Mortgage Acceptance Corporation                    6.944%  02/25/24          711,780
       454,476   Paine Webber Mortgage Acceptance Corporation                    8.125%  07/25/09          463,543
       529,610   Paine Webber Mortgage Acceptance Corporation-
                 144A Issue (f)                                                  6.460%  04/29/24          523,441
     1,950,000   Paine Webber Mortgage Acceptance Corporation-
                 144A Issue (f)                                                  7.655%  01/02/12        2,024,742
       950,143   Prudential Home Mortgage Securities                             6.050%  04/25/24          928,765
     1,105,144   Prudential Home Mortgage Securities                             6.500%  10/25/23        1,121,787
     1,111,710   Prudential Home Mortgage Securities                             6.500%  04/25/26        1,117,191
       719,648   Prudential Home Mortgage Securities-
                 144A Issue (f)                                                  6.749%  09/28/08          722,001
     1,018,125   Prudential Home Mortgage Securities-
                 144A Issue (d)                                                  6.789%  04/28/24        1,013,187
       937,659   Prudential Home Mortgage Securities-
                 144A Issue (f)                                                  7.329%  09/28/24          925,648
     1,642,655   Residential Accredit Loans, Inc.                                7.000%  10/25/27        1,640,503
       574,765   Residential Funding Mortgage Securities                         6.500%  11/25/23          572,029
       563,788   Residential Funding Mortgage Securities                         6.500%  12/25/28          532,436
       636,096   Residential Funding Mortgage Securities                         7.000%  05/25/12          653,143
       391,651   Residential Funding Mortgage Securities                         7.250%  07/25/11          403,506
                                                                                                       -----------
                                                                                                        35,097,561
                                                                                                       -----------
     Non-Agency Sub-Prime Residential Mortgage-Backed Securities (.7%)
       515,573   Banco Hipotecario Nacional-144A Issue (b)(d)                    7.540%  05/31/17          212,107
       573,041   Banco Hipotecario Nacional-144A Issue (b)(d)                    7.916%  07/25/09          324,599
                                                                                                       -----------
                                                                                                           536,706
                                                                                                       -----------
                 Total other mortgage-backed securities (cost: $49,990,323)                             53,423,461
                                                                                                       -----------
                 Total long-term debt securities (cost: $74,594,394)                                    77,959,171
                                                                                                       -----------

              See accompanying notes to investments in securities.


                                                                                                          MARKET
SHARES                                                                                                   VALUE(A)
------                                                                                                 -----------
SHORT-TERM SECURITIES (2.8%)
     1,592,076   Federated Money Market Obligations Trust-Prime Obligation Fund,
                 current rate 1.900%                                                                   $ 1,592,076
       702,636   Provident Institutional Fund - TempFund Portfolio, current rate 1.970%                    702,636
                                                                                                       -----------
                 Total short-term securities (cost: $2,294,712)                                          2,294,712
                                                                                                       -----------
                 Total investments in securities (cost: $76,889,106) (h)                               $80,253,883
                                                                                                       ===========


NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 2.4% of net assets in foreign securities as of March 31, 2002.
(c) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at March 31, 2002.
(d) Represents ownership in an illiquid security, (See note 6 to the financial statements.) Information concerning the illiquid securities held at March 31, 2002 which includes acquisition date and cost, is as follows:


                                                                                      ACQUISITION
    SECURITY:                                                                              DATE          COST
    ---------                                                                         ------------     -----------
    Banco Hipotecario Nacional 144A Issue*                                                5/18/2000    $   464,902
    Banco Hipotecario Nacional 144A Issue*                                                 various         518,011
    Fortress CBO Investments I Limited 144A Issue*                                        7/26/2000      1,244,531
    Prudential Home Mortgage Securities 144A Issue*                                       8/24/2000        945,584
    Structured Multiple Asset Receivable 144A Issue*                                      9/7/2001         631,624
    GMAC Commercial Mortgage Securities                                                   1/12/2001        564,942
                                                                                                       -----------
                                                                                                       $ 4,369,594
                                                                                                       ===========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(f) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(g) At March 31, 2002 the total cost of investments issued on a when-issued or forward commitment basis is $253,633.
(h) At March 31, 2002 the cost of securities for federal income tax purposes was $76,907,048. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                      $4,329,963
     Gross unrealized depreciation                                                                        (983,128)
                                                                                                        ----------
     Net unrealized appreciation                                                                        $3,346,835
                                                                                                        ==========

                See accompanying notes to financial statements.

MARCH 31, 2002
(UNAUDITED)

                                     ASSETS
Investments in securities, at market value - see accompanying schedule for
   detailed listing (a) (identified cost: $76,889,106)                                                  $80,253,883
Cash in bank on demand deposit                                                                              469,320
Receivable for Fund shares sold                                                                             349,660
Receivable for investment securities sold                                                                   356,295
Accrued interest receivable                                                                                 500,763
Collateral for securities loaned (note 7)                                                                   351,729
Other receivables                                                                                               623
                                                                                                        -----------
     Total assets                                                                                        82,282,273
                                                                                                        -----------
                                   LIABILITIES
Payable for investment securities purchased                                                                 601,358
Payable for Fund shares redeemed                                                                            129,426
Dividends payable to shareholders                                                                            67,366
Payable to Adviser                                                                                           83,422
Payable upon return of securities loaned (note 7)                                                           351,729
                                                                                                        -----------
     Total liabilities                                                                                    1,233,301
                                                                                                        -----------
Net assets applicable to outstanding capital stock                                                      $81,048,972
                                                                                                        ===========
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value                                                                           $75,621
   Additional paid-in capital                                                                            80,336,950
   Undistributed net investment income                                                                      139,275
   Accumulated net realized losses from investments                                                      (2,867,651)
   Unrealized appreciation on investments                                                                 3,364,777
                                                                                                        -----------
     Total - representing net assets applicable to outstanding capital stock                            $81,048,972
                                                                                                        ===========
Net assets applicable to outstanding Class A shares                                                     $51,272,789
                                                                                                        ===========
Net assets applicable to outstanding Class B shares                                                     $23,399,334
                                                                                                        ===========
Net assets applicable to outstanding Class C shares                                                     $ 6,376,849
                                                                                                        ===========
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 4,787,050                                                               $     10.71
                                                                                                        ===========
   Class B - Shares outstanding 2,180,072                                                               $     10.73
                                                                                                        ===========
   Class C - Shares outstanding 594,985                                                                 $     10.72
                                                                                                        ===========

-------------------
(a)  Includes securities on loan of $346,454

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002
(UNAUDITED)

Investment income:
   Interest                                                                                             $ 2,839,995
   Income from securities lending activities                                                                    385
                                                                                                        -----------
                                                                                                          2,964,066
Expenses (note 4):
   Investment advisory fee                                                                                  177,108
   Rule 12b-1 fees - Class A                                                                                 58,132
   Rule 12b-1 fees - Class B                                                                                111,179
   Rule 12b-1 fees - Class C                                                                                 29,152
   Administrative services fee                                                                               37,200
   Transfer agent and shareholder services fees                                                              95,955
   Custodian fees                                                                                             9,885
   Auditing and accounting services                                                                           7,050
   Legal fees                                                                                                 4,896
   Directors' fees                                                                                              713
   Registration fees                                                                                         30,000
   Printing and shareholder reports                                                                          17,859
   Insurance                                                                                                  1,175
   Other                                                                                                      5,887
                                                                                                        -----------
       Total expenses                                                                                       586,191
                                                                                                        -----------
   Less fees and expenses waived or absorbed by Adviser                                                    (126,727)
                                                                                                        -----------
       Total net expenses                                                                                   459,464
                                                                                                        -----------
       Investment income - net                                                                            2,504,602
                                                                                                        -----------
   Realized and unrealized gains (losses) on investments:
     Net realized gains on investments (note 3)                                                             130,982
     Net change in unrealized appreciation or depreciation on investments                                (2,274,554)
                                                                                                        -----------
       Net losses on investments                                                                         (2,143,572)
                                                                                                        -----------
   Net increase in net assets resulting from operations                                                 $   361,030
                                                                                                        ===========

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002 AND YEAR ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                           2002             2001
                                                                                       -----------      -----------
Operations:
   Investment income - net                                                             $ 2,504,601      $ 3,677,031
   Net realized gain (loss) on investments                                                 130,982       (2,360,079)
   Net change in unrealized appreciation or depreciation
     on investments                                                                     (2,274,554)       5,867,873
                                                                                       -----------      -----------
       Increase in net assets resulting from operations                                    361,030        7,184,825
                                                                                       -----------      -----------
Distributions to shareholders from net investment income:
     Class A                                                                            (1,484,920)      (2,406,221)
     Class B                                                                              (627,935)      (1,040,626)
     Class C                                                                              (164,386)        (238,882)
   Tax return of capital:
     Class A                                                                                     -         (135,460)
     Class B                                                                                     -          (58,582)
     Class C                                                                                     -          (13,448)
                                                                                       -----------      -----------
       Total distributions                                                              (2,277,241)      (3,893,219)
                                                                                       -----------      -----------
Capital share transactions: (notes 4 and 5):
   Proceeds from sales:
     Class A                                                                            12,613,719       12,959,927
     Class B                                                                             3,932,706        7,835,581
     Class C                                                                             1,980,950        3,150,142
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A                                                                             1,040,481        1,683,438
     Class B                                                                               517,193          896,517
     Class C                                                                               140,427          213,056
   Payments for redemption of shares:
     Class A                                                                            (3,642,788)      (6,077,614)
     Class B                                                                            (1,707,572)      (2,927,513)
     Class C                                                                              (809,901)      (1,634,811)
                                                                                       -----------      -----------
       Increase in net assets from capital share transactions                           14,065,215       16,098,723
                                                                                       -----------      -----------
       Total increase in net assets                                                     12,149,004       19,390,329
Net assets at beginning of period                                                       68,899,968       49,509,639
                                                                                       -----------      -----------
Net assets at end of period (including undistributed (distributions in excess of) net investment income of $139,275 and ($88,086),
   respectively)                                                                       $81,048,972      $68,899,968
                                                                                       ===========      ===========

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
(UNAUDITED)

(1)   ORGANIZATION

      The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

      The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The significant accounting policies followed by the Fund are summarized as follows:

   USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. The Pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

      Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by issuer. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

      Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of March 31, 2002, the Fund had entered into outstanding, when-issued or forward commitments of $254,140. The Fund has segregated assets with the custodian to cover such when-issued and forward commitments.

      FEDERAL TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

      As of September 30, 2001 for Federal income tax purposes, the Fund had a capital loss carryover in the amount of $2,980,776 which, if not offset by subsequent capital gains, will expire September 30, 2003 through 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

   DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3)   INVESTMENT SECURITY TRANSACTIONS

      For the period ended March 31, 2002, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $37,920,638 and $24,955,580, respectively.

(4)   EXPENSES AND RELATED PARTY TRANSACTIONS

      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .475 percent on the first $1 billion in net assets, .46 percent on the next $1 billion and .45 percent on net assets in excess of $2 billion.

      The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

      The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and bears the expense of such services.

      The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, outside legal, auditing and accounting services fees and other miscellaneous expenses.

      The Fund has entered into a shareholder and administrative services agreement with Securian Financial Group. Under this agreement, the Fund pays a shareholder services fee, equal to $7 per shareholder account annually, to Securian Financial Group for shareholder services which Securian Financial Group provides. Prior to December 1, 2001, the Fund paid a shareholder services fee equal to $5 per shareholder account annually. The Fund also pays Securian Financial Group an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Securian Financial Group provides.

      Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory agreement, Advantus Capital has voluntarily agreed to absorb all Fund costs and expenses which exceed .95 percent of Class A average daily net assets, 1.70 percent of Class B average daily net assets and 1.70 percent of Class C average daily net assets. For the period ended March 31, 2002, Advantus Capital voluntarily absorbed $126,727 in expenses that were otherwise payable by the Fund.

      Sales charges received by Securian for distributing the Fund's three classes of shares amounted to $183,962.

      As of March 31, 2002, Securian Financial Group and subsidiaries and the directors and officers of the Fund as a whole owned 583,384 Class A shares which represents 12.2 percent of the total outstanding Class A shares.

      Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,720.

(5)   CAPITAL SHARE TRANSACTIONS

      Transactions in shares for the six month period ended March 31, 2002, and the year ended September 30, 2001, were as follows:

                                                        CLASS A                CLASS B               CLASS C
                                                 ---------------------   -------------------   -------------------
                                                    2002       2001        2002       2001       2002       2001
                                                 ---------   ---------   --------   --------   --------   --------
Sold                                             1,161,345   1,210,033    361,297    728,922    182,118    293,663
Issued for reinvested distributions                 95,869     157,266     47,551     83,586     12,928     19,865
Redeemed                                          (335,161)   (571,227)  (157,009)  (273,913)   (74,574)  (153,223)
                                                 ---------   ---------   --------   --------   --------   --------
                                                   922,053     796,072    251,839    538,595    120,472    160,305
                                                 =========   =========   ========   ========   ========   ========

(6)   ILLIQUID SECURITIES

         At March 31, 2002, investments in illiquid securities are limited to 15 percent of net assets at the time of purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at March 31, 2002 was $4,159,527 which represents 5.1 percent of net assets. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7) SECURITIES LENDING CONTRACTS

      To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At March 31, 2002 the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At March 31, 2002 securities valued at $346,454 were on loan to brokers and the Fund had $351,729 in cash collateral.

(8)   FINANCIAL HIGHLIGHTS

      Per share data for a share of capital stock and selected information for each period are as follows:


                                                                                    CLASS A
                                                         ------------------------------------------------------------------
                                                         PERIOD FROM
                                                         OCTOBER 1,
                                                           2001 TO
                                                          MARCH 31,                 YEAR ENDED SEPTEMBER 30,
                                                            2002         --------------------------------------------------
                                                         (UNAUDITED)       2001       2000       1999       1998       1997
                                                         -----------     -------    -------    -------    -------   -------
Net asset value, beginning of period                       $ 10.99       $ 10.37    $ 10.30    $ 10.75    $ 10.54   $ 10.23
                                                           -------       -------    -------    -------    -------   -------
Income from investment operations:
  Net investment income                                        .38           .73        .69        .69        .64       .70
  Net gains (losses) on securities
   (both realized and unrealized)                             (.31)          .65        .09       (.45)       .25       .33
                                                           -------       -------    -------    -------    -------   -------
   Total from investment operations                            .07          1.38        .78        .24        .89      1.03
                                                           -------       -------    -------    -------    -------   -------
Less distributions:
  Dividends from net investment income                        (.35)         (.72)      (.70)      (.68)      (.65)     (.72)
  Tax return of capital                                          -          (.04)      (.01)      (.01)      (.03)        -
                                                           -------       -------    -------    -------    -------   -------
   Total distributions                                        (.35)         (.76)      (.71)      (.69)      (.68)     (.72)
                                                           -------       -------    -------    -------    -------   -------
Net asset value, end of period                             $ 10.71       $ 10.99    $ 10.37    $ 10.30    $ 10.75   $ 10.54
                                                           =======       =======    =======    =======    =======   =======
Total return (a)                                               .51%        13.90%      7.70%      2.26%      8.73%    10.37%
Net assets, end of period (in thousands)                   $51,273       $42,458    $31,814    $33,617    $32,268   $28,089
Ratio of expenses to average
  daily net assets (b)                                         .95%(c)       .95%       .95%       .95%       .95%      .95%
Ratio of net investment income (loss) to
  average daily net assets (b)                                7.01%(c)      6.75%      6.81%      6.29%      6.02%     6.77%
Portfolio turnover rate (excluding
  short-term securities)                                      63.4%         55.2%      64.7%     127.1%     152.5%     85.1%


                                                                                    CLASS B
                                                         -----------------------------------------------------------------
                                                         PERIOD FROM
                                                         OCTOBER 1,
                                                           2001 TO
                                                          MARCH 31,                YEAR ENDED SEPTEMBER 30,
                                                            2002        --------------------------------------------------
                                                         (UNAUDITED)      2001       2000       1999       1998      1997
                                                         -----------    -------    -------    -------    -------    ------
Net asset value, beginning of period                       $ 11.01      $ 10.39    $ 10.33    $ 10.77    $ 10.56    $10.24
                                                           -------      -------    -------    -------    -------    ------
Income from investment operations:
  Net investment income                                        .34          .65        .61        .61        .57       .63
  Net gains (losses) on securities
   (both realized and unrealized)                             (.31)         .65        .08       (.44)       .24       .33
                                                           -------      -------    -------    -------    -------    ------
   Total from investment operations                            .03         1.30        .69        .17        .81       .96
                                                           -------      -------    -------    -------    -------    ------
Less distributions:
  Dividends from net investment income                        (.31)        (.64)      (.62)      (.60)      (.57)     (.64)
  Tax return of capital                                          -         (.04)      (.01)      (.01)      (.03)        -
                                                           -------      -------    -------    -------    -------    ------
   Total distributions                                        (.31)        (.68)      (.63)      (.61)      (.60)     (.64)
                                                           -------      -------    -------    -------    -------    ------
Net asset value, end of period                             $ 10.73      $ 11.01    $ 10.39    $ 10.33    $ 10.77    $10.56
                                                           =======      =======    =======    =======    =======    ======
Total return (a)                                               .14%       13.05%      6.90%      1.51%      7.92%     9.65%
Net assets, end of period (in thousands)                   $23,399      $21,227    $14,436    $14,057    $10,079    $6,079
Ratio of expenses to average
  daily net assets (b)                                        1.70%(c)     1.70%      1.70%      1.70%      1.70%     1.70%
Ratio of net investment income (loss) to
  average daily net assets (b)                                6.25%(c)     6.00%      6.06%      5.57%      5.33%     6.08%
Portfolio turnover rate (excluding
  short-term securities)                                      63.4%        55.2%      64.7%     127.1%     152.5%     85.1%


                                                                                    CLASS C
                                                         -------------------------------------------------------------
                                                         PERIOD FROM
                                                         OCTOBER 1,
                                                           2001 TO
                                                          MARCH 31,               YEAR ENDED SEPTEMBER 30,
                                                            2002        -----------------------------------------------
                                                         (UNAUDITED)     2001       2000      1999      1998      1997
                                                        ------------    ------     ------    ------    ------    ------
Net asset value, beginning of period                       $10.99       $10.37     $10.31    $10.76    $10.55    $10.23
                                                           ------       ------     ------    ------    ------    ------
Income from investment operations:
  Net investment income                                       .34          .66        .61       .61       .57       .63
  Net gains (losses) on securities
   (both realized and unrealized)                            (.30)         .64        .08      (.45)      .24       .33
                                                           ------       ------     ------    ------    ------    ------
   Total from investment operations                           .04         1.30        .69       .16       .81       .96
                                                           ------       ------     ------    ------    ------    ------
Less distributions:
  Dividends from net investment income                       (.31)        (.64)      (.62)     (.60)     (.57)     (.64)
  Tax return of capital                                         -         (.04)      (.01)     (.01)     (.03)        -
                                                           ------       ------     ------    ------    ------    ------
   Total distributions                                       (.31)        (.68)      (.63)     (.61)     (.60)     (.64)
                                                           ------       ------     ------    ------    ------    ------
Net asset value, end of period                             $10.72       $10.99     $10.37    $10.31    $10.76    $10.55
                                                           ======       ======     ======    ======    ======    ======
Total return (a)                                              .14%       13.05%      6.89%     1.50%     7.92%     9.66%
Net assets, end of period (in thousands)                   $6,377       $5,216     $3,259    $5,126    $4,343    $2,187
Ratio of expenses to average
  daily net assets (b)                                       1.70%(c)     1.70%      1.70%     1.70%     1.70%     1.70%
Ratio of net investment income (loss) to
  average daily net assets (b)                               6.27%(c)     6.00%      6.06%     5.58%     5.40%     6.11%
Portfolio turnover rate (excluding
  short-term securities)                                     63.4%        55.2%      64.7%    127.1%    152.5%     85.1%

----------------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser and Distributor voluntarily waived or absorbed $126,727, $205,818, $180,596, $125,275, $134,706 and $121,780 in expenses for the period ending March 31, 2002 and years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.29%, 1.31%, 1.32%, 1.21%, 1.29% and 1.37%, respectively, and the ratio of net investment income to average daily net assets would have been 6.67%, 6.39%, 6.44%, 6.03%, 5.68% and 6.35%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.04%, 2.06%, 2.07%, 1.94%, 1.99% and 2.07%, respectively, and the ratio of net investment income to average daily net assets would have been 5.91%, 5.64%, 5.69%, 5.33%, 5.04% and 5.71%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.04%, 2.06%, 2.07%, 1.94%, 1.99% and 2.07%, respectively, and the ratio of net investment income to average daily net assets would have been 5.93%, 5.64%, 5.69%, 5.34%, 5.11% and 5.74%, respectively.
(c)  Adjusted to annual basis

ADVANTUS FUND
DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.


                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------
William N. Westhoff                      President and                 President, Treasurer and Director,
Age: 54                                  Director since                Advantus Capital Management, Inc.;
                                         July 23, 1998                 Senior Vice President and Treasurer,
                                                                       Minnesota Life Insurance Company;
                                                                       President, MCM Funding 1997-1, Inc. and
                                                                       MCM Funding 1998-1, Inc. (entities holding
                                                                       legal title to mortgages beneficially owned
                                                                       by certain clients of Advantus Capital);
                                                                       Senior Vice President, Global Investments,
                                                                       American Express Financial Corporation,
                                                                       Minneapolis, Minnesota, from August 1994
                                                                       to October 1997

Frederick P. Feuerherm                   Vice President,               Vice President, Assistant Secretary and
Age: 55                                  Director and                  Director, Advantus Capital
                                         Treasurer since               Management, Inc.; Vice President,
                                         July 13, 1994                 Minnesota Life Insurance Company;
                                                                       Vice President and Director,
                                                                       MIMLIC Funding, Inc. (entity holding legal
                                                                       title to bonds beneficially owned by certain
                                                                       clients of Advantus Capital); Vice President
                                                                       and Assistant Secretary, MCM Funding
                                                                       1997-1, Inc. and MCM Funding 1998-1, Inc.
                                                                       (entities holding legal title to mortgages
                                                                       beneficially owned by certain clients of
                                                                       Advantus Capital)


                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------
Ralph D. Ebbott                          Director since                Retired, Vice President and Treasurer
Age: 74                                  October 22, 1985              of Minnesota Mining and Manufacturing
                                                                       Company (industrial and consumer
                                                                       products) through June 1989

Charles E. Arner                         Director since                Retired, Vice Chairman of The First
Age: 79                                  April 30, 1986                National Bank of Saint Paul from
                                                                       November 1983 through June 1984;
                                                                       Chairman and Chief Executive Officer of
                                                                       The First National Bank of Saint Paul from
                                                                       October 1980 through November 1983

Ellen S. Berscheid                       Director since                Regents' Professor of Psychology at the
Age: 65                                  October 22, 1985              University of Minnesota
-----------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
-----------------------------------------------------------------------------------------------------------------
Michael J. Radmer                        Secretary since               Partner with the law firm of
Dorsey & Whitney LLP                     April 16, 1998                Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

--------------

(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc./Franklin Advisers, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management,Inc. manages twelve mutual funds containing $2.3 billion in assets in addition to $11.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

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






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






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


      THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]


Distributed by:
SECURIAN FINANCIAL SERVICES, INC.
Securities Dealer, Member NASD/SIPC.
Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098
1.888.237.1838
3010-2002-2032 N

PRESORTED STANDARD
U.S. POSTAGE PAID
ST. PAUL, MN
PERMIT NO. 3547


SECURIAN FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098




ADDRESS SERVICE REQUESTED


F.48640 Rev. 5-2002